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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 5, 2000



                           LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      1-10145                                           95-4160558
(Commission File Number)                     (IRS Employer Identification No.)



1221 MCKINNEY STREET, SUITE 700, HOUSTON, TEXAS            77010
   (Address of principal executive offices)             (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On May 5, 2000, Lyondell Chemical Company and the other owner of LYONDELL-CITGO Refining LP ("LCR") announced that interim financing has been arranged for LCR to repay the $450 million term bank loan which matures on May 5, 2000 and to replace LCR's outstanding working capital revolver.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

            99.1   --  Press Release dated May 5, 2000.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYONDELL CHEMICAL COMPANY


                                    By:  /s/  Jeffrey R. Pendergraft
                                         -------------------------------
                                         Name:  Jeffrey R. Pendergraft
                                         Title: Executive Vice President




Date:  May 5, 2000